Note 19 - Tax assets and Liabilities	12 Months Ended
Dec. 31, 2019
Disclosure Of Tax Assets And Liabilties Abstract
Disclosure Of Tax Assets And Liabiltiies Explanatory

19 Tax assets and liabilities

19.1 Consolidated tax group

Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.

The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.

19.2 Years open for review by the tax authorities

The years open to review in the BBVA consolidated tax group in Spain as of December 31, 2019 are 2014 and subsequent years for the main taxes applicable.

The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.

In the year 2017 as a consequence of the tax authorities examination reviews, inspections were initiated through the year 2013 inclusive, and all such years closed with acceptance during the year 2017. These inspections did not result in any material amount to record in the Consolidated Annual accounts as their impact was previously provisioned for.

In view of the varying interpretations that can be made of some applicable tax legislation, the outcome of the tax inspections of the open years that may be conducted by the tax authorities in the future may give rise to contingent tax liabilities which cannot be reasonably estimated at the present time. However, the Group considers that the possibility of these contingent liabilities becoming actual liabilities is remote and, in any case, the tax charge which might arise therefore would not materially affect the Group’s accompanying consolidated financial statements.

19.3 Reconciliation

The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the accompanying consolidated income statements is as follows:

Reconciliation of taxation at the Spanish corporation tax rate to the tax expense recorded for the year (Millions of Euros)
	2019		2018		2017
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	6,398		8,446		6,931
From continuing operations	6,398		8,446		6,931
Taxation at Spanish corporation tax rate 30%	1,920		2,534		2,079
Lower effective tax rate from foreign entities (*)	(381)		(234)		(307)
Mexico	(112)	27%	(78)	28%	(100)	27%
Chile	(2)	27%	(18)	21%	(29)	21%
Colombia	6	32%	10	33%	(3)	29%
Peru	(12)	28%	(12)	28%	(16)	27%
Turkey	(86)	23%	(132)	20%	(182)	21%
Others (***)	(175)		(4)		23
Revenues with lower tax rate (dividends/capital gains)	(49)		(57)		(53)
Equity accounted earnings	18		3		(2)
Other effects (**)	545		(27)		457
Income tax	2,053		2,219		2,174
Of which: Continuing operations	2,053		2,219		2,174

(*) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.

(**) The amount of 2019 is generated as a result of the impact of the impairment of goodwill in The United States' CGU (see Note 18.1).

(***) Includes mainly the United States.

The effective income tax rate for the Group in the years ended December 31, 2019, 2018 and 2017 is as follows:

Effective tax rate (Millions of Euros)
	2019	2018	2017
Income from:
Consolidated tax group in Spain	(718)	1,482	(678)
Other Spanish entities	7	33	29
Foreign entities	7,109	6,931	7,580
Gains (losses) before taxes from continuing operations	6,398	8,446	6,931
Tax expense or income related to profit or loss from continuing operations	2,053	2,219	2,174
Effective tax rate	32.1%	26.3%	31.4%

In the year 2019, in the main countries in which the Group has presence, there has been no changes in the nominal tax rate on corporate income tax except for Colombia, where the applicable tax rate is 33% compared to the 37% of the previous year. In the year 2018, the changes in the nominal tax rate on corporate income tax, in comparison with those existing in the previous years, in the main countries in which the Group has a presence, have been in the United States (federal tax from 35% to 21%), Turkey (from 20% to 22%), Argentina (from 35% to 30%), Chile (from 25.5% to 27%) and Colombia (from 40% to 37%).

19.4 Income tax recognized in equity

In addition to the income tax expense recognized in the accompanying consolidated income statements, the Group has recognized the following income tax charges for these items in the consolidated total equity:

Tax recognized in total equity (Millions of Euros)
	2019	2018	2017
Charges to total equity
Debt securities and others	(130)	(87)	(355)
Equity instruments	(40)	(56)	(74)
Subtotal	(170)	(143)	(429)
Total	(170)	(143)	(429)

19.5 Current and deferred taxes

The balance under the heading "Tax assets" in the accompanying consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	2019	2018	2017
Tax assets
Current tax assets	1,765	2,784	2,163
Deferred tax assets	15,318	15,316	14,725
Pensions	456	405	395
Financial Instruments	1,386	1,401	1,453
Other assets (investments in subsidiaries)	204	302	357
Loss allowances	1,636	1,375	1,005
Other	841	990	870
Secured tax assets (*)	9,363	9,363	9,433
Tax losses	1,432	1,480	1,212
Total	17,083	18,100	16,888
Tax liabilities
Current tax liabilities	880	1,230	1,114
Deferred tax liabilities	1,928	2,046	2,184
Financial Instruments	1,014	1,136	1,427
Other	914	910	757
Total	2,808	3,276	3,298

(*) Law guaranteeing the deferred tax assets has been approved in Spain in 2013. In 2017 guaranteed deferred tax assets also existed in Portugal but in year 2018 they lost the guarantee due to the merge between BBVA Portugal S.A. and BBVA, S.A.

The most significant variations of the deferred assets and liabilities in the years 2019, 2018 and 2017 derived from the followings causes:

Deferred tax assets and liabilities. Annual variations (Millions of Euros)
	2019		2018		2017
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	15,316	2,046	14,725	2,184	16,391	3,392
Pensions	51	-	10	-	(795)	-
Financials instruments	(15)	(122)	(52)	(291)	82	(367)
Other assets	(98)	-	(55)	-	(305)	-
Loss allowances	261	-	370	-	(385)	-
Others	(149)	4	120	153	(366)	(841)
Guaranteed tax assets	-	-	(70)	-	2	-
Tax losses	(48)	-	268	-	101	-
Balance at the end	15,318	1,928	15,316	2,046	14,725	2,184

With respect to the changes in assets and liabilities due to deferred tax in 2019 contained in the above table, the following should be pointed out:

•Secured tax assets maintain the same balance as in the previous year.

•The decrease in tax losses occurs as a result of the review of the balance of booked deferred taxes carried out on every accounting closing.

•The evolution of the deferred tax assets and liabilities (without taking into consideration the secured deferred tax asset and the tax losses) in net terms is a decrease of €168 million mainly due to the variations in the valuation of portfolio securities and to the operation of the corporate income tax in which differences between accounting and taxation produce movements in the deferred taxes.

On the deferred tax assets and liabilities contained in the table above, those included in section 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.

As of December 31, 2019, 2018 and 2017, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized deferred tax liabilities in the accompanying consolidated balance sheets, amounted to 473 million euros, 443 million euros and 376 million euros, respectively.

Of the deferred tax assets contained in the above table, the detail of the items and amounts guaranteed by the Spanish government, broken down by the items that originated those assets is as follows:

Secured tax assets (Millions of Euros)
	2019	2018	2017 (*)
Pensions	1,924	1,924	1,947
Loss allowances	7,439	7,439	7,486
Total	9,363	9,363	9,433

(*) In 2017 guaranteed deferred tax assets also existed in Portugal but in 2018 they lost the guarantee.

As of December 31, 2019, non-guaranteed net deferred tax assets of the above table amounted to €4,027 million (€3,907 and €3,108 million as of December 31, 2018 and 2017 respectively), which broken down by major geographies is as follows:

•Spain: Net deferred tax assets recognized in Spain totaled €2,447 million as of December 31, 2019 (€2,653 and €2,052 million as of December 31, 2018 and 2017, respectively). €1,420 million of the figure recorded in the year ended December 31, 2019 for net deferred tax assets related to tax credits and tax loss carry forwards and €1,027 million relate to temporary differences.

•Mexico: Net deferred tax assets recognized in Mexico amounted to €1,083 million as of December 31, 2019 (€826 and €615 million as of December 31, 2018 and 2017, respectively). Practically all of deferred tax assets as of December 31, 2019 relate to temporary differences. The remainders are tax credits carry forwards.

•South America: Net deferred tax assets recognized in South America amounted to €84 million as of December 31, 2019 (€0.4 and €26 million as of December 31, 2018 and 2017, respectively). Practically all the deferred tax assets are related to temporary differences.

•The United States: Net deferred tax assets recognized in the United States amounted to 122 million as of December 31, 2019 (€164 and €180 as of December 31, 2018 and 2017, respectively). All the deferred tax assets relate to temporary differences.

•Turkey: Net deferred tax assets recognized in Turkey amounted to €278 million as of December 31, 2019 (€250 and €224 million as of December 31, 2018 and 2017 respectively). As of December 31, 2019, all the deferred tax assets correspond to €10 million of tax credits related to tax losses carry forwards and deductions and €268 million relate to temporary differences.

Based on the information available as of December 31, 2019, including historical levels of benefits and projected results available to the Group for the coming 15 years, it is considered that sufficient taxable income will be generated for the recovery of above mentioned unsecured deferred tax assets when they become deductible according to the tax laws.

On the other hand, the Group has not recognized certain deductible temporary differences, negative tax bases and deductions for which, in general, there is no legal period for offsetting, amounting to approximately € 2,207 million euros, which are mainly originated by Catalunya Banc.